EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

--------------------------------------------------------------------------------

I, Thomas G. Sorell, President of The Guardian Variable Contract Funds, Inc., certify that:

      1. I have reviewed this report on Form N-CSR of The Guardian Variable Contract Funds, Inc.;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

      Date: March 10, 2003

                                      /s/ Thomas G. Sorell
                                      ------------------------------------------
                                      Thomas G. Sorell,
                                      President of
                                      The Guardian Variable Contract Funds, Inc.

EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

--------------------------------------------------------------------------------

I, Frank L. Pepe, Vice President and Treasurer of The Guardian Variable Contract Funds, Inc., certify that:

      1. I have reviewed this report on Form N-CSR of The Guardian Variable Contract Funds, Inc.;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

      Date: March 10, 2003

                                      /s/ Frank L. Pepe
                                      ------------------------------------------
                                      Frank L. Pepe,
                                      Vice President and Treasurer of
                                      The Guardian Variable Contract Funds, Inc.